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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, DC  20549

                                   -----------------

                                       FORM 8-A

                  FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                      PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

                                  CUMULUS MEDIA INC.

                (Exact Name of Registrant as Specified in Its Charter)

        Illinois                            36-4159663
(State of Incorporation            (I.R.S. Employer Identification No.)
    or Organization)

                               111 East Kilbourn Avenue
                                      Suite 2700
                                 Milwaukee, WI 53202
                 (Address of Principal Executive Offices) (Zip Code)

          If this form relates to the registration of a class of
          securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box.
                                            /   /

          If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box.
                                            /XXX/

Securities Act registration statement file number to which this form relates:
333-48849
               (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class           Name of Each Exchange on Which
to be so Registered           Each Class is to be Registered

None                     None


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Securities to be registered pursuant to Section 12(g) of the Act:

                                 Class A Common Stock
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                                  (Title of class)

                        __% Series A Cumulative Exchangeable
                        Redeemable Preferred Stock due 2009
                   ----------------------------------------------
                                  (Title of class)



         Item 1.  Description of Registrant's Securities to be Registered.

     The description of the securities registered hereby is set forth under the captions "Description of Capital Stock", "Description of the Series A Preferred Stock and Exchange Debentures" and "Shares Eligible for Future Sale" contained in the Prospectus filed as part of the Registrant's Registration Statement on Form S-1, as amended (Registration No. 333-48849) (the "Form S-1"), which descriptions are incorporated herein by reference.

Item 2.   Exhibits.

Exhibit
Number    Description of Document

1 Form of Class A Common Stock Certificate (filed as Exhibit No. 4.1 of the Form S-1 and incorporated herein by reference).

2 Amended and Restated Articles of Incorporation of the Registrant (filed as Exhibit No. 3.2 of the Form S-1 and incorporated herein by reference).

3 Amended and Restated Bylaws of the Registrant (filed as Exhibit 3.4 of the Form S-1 and incorporated herein by reference).

4 Certificate of Designation with respect to Series A Cumulative Exchangeable Redeemable Preferred Stock Due 2009 (filed as Exhibit 3.5 of the Form S-1 and incorporated herein by reference).


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                                      SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                                     Cumulus Media Inc.
                                                       (Registrant)


Date  June 24, 1998                            By: /s/ Richard Bonick, Jr.
     ------------------------                      ------------------------
                                                       Richard Bonick, Jr.
                                                       Chief Executive Officer




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